FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248
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THE ADAMS EXPRESS COMPANY
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(Exact name of registrant as specified in charter)

7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
The Adams Express Company
7 Saint Paul Street, Suite 1140
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

ADAMS EXPRESS COMPANY

day **in**, *day* **out**

year *after year*

upswings

&

downturns

market

by market

generation after generation –

we grow with you.™

ANNUAL REPORT 2009

2009 AT A GLANCE

The Company

•	a closed-end equity investment company
•	objectives: preservation of capital

reasonable income

opportunity for capital gain

•	internally-managed
•	low turnover

Stock Data (12/31/09)

NYSE Symbol ............... ADX
Market Price ................. $10.10
52-Week Range ............ $6.06 – $10.28
Discount ........................ 15.5%
Shares Outstanding ..... 87,415,193

Summary Financial Information

	Year Ended December 31
	2009	2008
Net asset value per share	$11.95	$9.61
Total net assets	1,045,027,339	840,012,143
Unrealized appreciation (depreciation)	94,707,984	(111,981,824)
Net investment income	11,599,277	21,085,039
Net realized gain	19,008,941	32,965,241
Total return (based on market price)	32.1%	(38.9)%
Total return (based on net asset value)	30.6%	(34.4)%
Ratio of expenses to average net assets	0.90%	0.48%

2009 Dividends and Distributions

Paid	Amount (per share)	Type
March 1, 2009	$0.02	Long-term capital gain
March 1, 2009	0.03	Investment income
June 1, 2009	0.05	Investment income
September 1, 2009	0.05	Investment income
December 28, 2009	0.23	Long-term capital gain
December 28, 2009	0.05	Short-term capital gain
December 28, 2009	0.02	Investment income

	$0.45

2010 Annual Meeting of Stockholders

Location: InterContinental Harbor Court Hotel, Baltimore, Maryland

Date: March 23, 2010

Time: 9:00 a.m.

PORTFOLIO REVIEW

(unaudited)

Ten Largest Equity Portfolio Holdings (12/31/09)

	Market Value	% of Net Assets
Petroleum & Resources Corporation*	$51,914,015	5.0
Microsoft Corp.	35,978,200	3.4
Oracle Corp.	26,994,000	2.6
Unilever plc ADR	23,009,470	2.2
General Electric Co.	22,513,440	2.2
PepsiCo, Inc.	21,888,000	2.1
United Technologies Corp.	20,823,000	2.0
Cisco Systems, Inc.	20,349,000	1.9
Procter & Gamble Co.	19,098,450	1.8
JPMorgan Chase & Co.	18,751,500	1.8

	$261,319,075	25.0%

* Non-controlled affiliate

Sector Weightings (12/31/09)

LETTER TO STOCKHOLDERS

The Year in Review

The remarkable recovery of the stock market in 2009 from the prior year’s decline was historic in its magnitude. The Adams Express Company (the “Fund”) participated fully in this recovery, once again outperforming its benchmarks. The total return on net assets of the Fund last year, after reinvesting dividends and capital gains, was 30.6%, compared to the 26.5% return of the Standard & Poor’s 500 Composite Index (“S&P 500” or “Index”) and the 27.1% return of the Lipper Large-Cap Core Mutual Fund Average. The return on market value of the Fund was even higher at 32.1%. In addition, we outperformed our benchmarks on a three and five year basis and kept pace over the ten year period.

During the year, the Fund’s cash and short-term investments were reduced significantly as we took opportunities to increase our equity positions. Five of the portfolio’s sectors outperformed their counterparts in the S&P 500. We elected to invest the Fund more heavily than the Index (overweight) in three of them: consumer staples, energy, and industrials. We weighted the Fund approximately equally with the S&P 500 in health care and were underweight in financials, both of which also outperformed their sector counterparts in the Index. In the consumer discretionary, technology, materials and telecommunications sectors, the Fund was underweight and underperformed the Index sectors. Despite being underweight in technology, the 49% return in this sector, the largest in the portfolio, was a major contributor to the absolute performance of the Fund. Our utility holdings underperformed the Index sector and were of equal weight in the portfolio. (All comparisons are based on time-weighted average daily compound returns, which is the accepted industry standard.) We have successfully maintained the low risk profile of the portfolio while providing our shareholders with superior relative returns. The portfolio performed particularly well in 2009 despite the appetite of investors for higher risk names once the market had turned around at the end of the first quarter. Judging from the cash flows of domestic equity mutual funds, there was a dearth of individual investors participating in the ensuing rally, so most of the activity was driven by institutional investors.

The 2009 Economy

The passage of a substantial government stimulus plan and support of the financial industry helped bring the market decline to a halt in March of 2009 as investors viewed the efforts as having a strong likelihood of success. The domestic economy continued its decline until the third quarter, when activity began to pick up in a number of industries. Unemployment appeared to level off around the 10% mark in that quarter, but has yet to decline, as companies have held costs down by improving efficiency. Strong growth in the final quarter of the year was largely the result of an improved U.S. trade balance and a restocking of domestic inventories.

With most companies conserving cash and some forced to cut their dividends, investment income declined for the year. Short-term investments yielded very little, as the liquidity pumped into the economy stayed mainly at the banks and interest rates were extremely low. The strong performance of the portfolio, however, enabled the Fund to realize good capital gains as well as turn the $112 million unrealized capital loss of year-end 2008 into a $95 million unrealized gain at the end of 2009.

Investment Results

At the end of 2009, our net assets were $1,045,027,339 or $11.95 per share on 87,415,193 shares outstanding. This compares with $840,012,143 or $9.61 per share on 87,406,443 shares outstanding a year earlier. Net investment income for 2009 was $11,599,277 compared to $21,085,039 for 2008. These earnings are equal to $0.13 and $0.25 per share, respectively, on the average number of shares outstanding throughout each year. Our expense ratio (expenses to average net assets) for 2009 was 0.90% (0.76% exclusive of non-recurring expenses) due largely to a lower level of average net assets in 2009. Net realized gains amounted to $19,008,941 during the year, while the unrealized appreciation on investments increased from $(111,981,824) at December 31, 2008 to $94,707,984 at year-end.

Dividends and Distributions

The total dividends and distributions paid in 2009 were $0.45 per share compared to $0.64 in 2008. The table on page 20 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Company’s Common Stock. In 2009, the annual rate of distribution was 5.16% compared to 5.61% in 2008. As announced on November 12, 2009, a year-end distribution consisting of investment income of $0.02 per share and capital gains of $0.28 per share was made on December 28, 2009, both realized and taxable in 2009. On January 14, 2010, an additional distribution of $0.05 per share was declared to shareholders of record on February 12, 2010, payable March 1, 2010, representing the balance of undistributed net investment income and capital gains earned during 2009 and an initial distribution from 2010 net investment income, all taxable to shareholders in 2010.

Douglas G. Ober,

Chairman, President and Chief

Executive Officer

Outlook for 2010

The global economy appears to be picking up steam. Emerging from recession, the U.S. economy should outpace most developed nations and post gross domestic product expansion of between 2% and 3% in 2010. The U.S. economy is still expected to lag the growth in the major developing economies, however. Brazil, India and China will remain areas of strong growth this year. Excess capacity and high unemployment in the U.S. should keep inflation low but bears watching. Modest growth may start to reverse the upward trend in the unemployment rate toward the middle or latter part of the year, as the jobs market is already showing signs of stability. The Federal Reserve is likely to begin pushing short-term interest rates up late in the year to avoid any acceleration in inflation.

But there are still clouds on the horizon. Consumers remain cautious. The markets for homes and autos have improved, but the strength of the recovery is cloaked by the various stimulus programs that have been put in place. Retail spending has improved, but the leverage-induced spending habits of the past remain fresh in consumers’ minds and the level of unemployment will continue to hamper spending.

The financial system was in complete disarray a year ago, but is now in the process of recovery. Banks are bolstering their balance sheets and slowly starting to lend. Capital markets have been more active and the financial support from the government is being repaid. All these steps are necessary to move toward the healing of the overall economy.

Companies are also starting to show signs of a recovery. The benefits of significant cost cutting and some early hints of revenue growth should combine to produce healthy earnings growth early in 2010. The combination of low interest rates, a financial system that is willing to lend, and an extended period of underinvestment should lead to a recovery in capital spending globally. Additionally, the majority of stimulus dollars have yet to be spent and stand to benefit many areas related to infrastructure, alternative energy and transportation.

In an environment of recovery, equity markets are positioned to have a solid year. A return of investors’ confidence, improving expectations, and the potential reinvestment of cash that has been on the sidelines, should push markets higher. Additionally, corporate balance sheets are now adequately capitalized to promote higher dividends, share repurchases and greater financial flexibility. Mergers and acquisitions are again in the headlines and should continue. Following a sharp rebound for equities, higher quality, market-leading companies should attract investors’ attention. Our current portfolio is weighted toward large, financially-sound companies and should perform well through a gradual recovery.

We have taken advantage of the market turbulence of the past two years. We have made investments at attractive valuations in companies we view as having solid long-term opportunities. The portfolio should benefit from both a recovery of the U.S. economy and from continued growth in international markets. While the majority of our holdings are headquartered in the U.S., we have expanded our exposure to international economies in recent years, as approximately 50% of the combined revenues of our portfolio holdings are generated outside the U.S.

Though we believe that an economic recovery is underway, the path will not likely be a straight line, as many hurdles stand in the way. Indeed, we expect that, after a relatively strong first half of the year, growth may slow in the second half as stimulus spending tapers off and the Federal Reserve looks to contain any inflationary tendencies. We do expect that corporate and consumer spending will pick up, but likely not quickly enough to keep the economy growing at the same rate as in the first half. The consequent ups and downs in the markets provide opportunities and we are constantly on the lookout for ways to enhance the value of the portfolio.

Share Repurchase Program

On December 10, 2009, the Board of Directors authorized the repurchase by management of up to 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater and market conditions and portfolio management considerations otherwise warrant. From the beginning of 2010 through January 22, 2010, a total of 28,300 shares have been repurchased at a total cost of $287,752 and a discount from net asset value of 15.8%.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and Chief Executive Officer

January 29, 2010

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments* at value:
Common stocks and convertible securities (cost $867,640,063)	$945,030,116
Non-controlled affiliate, Petroleum & Resources Corporation (cost $34,735,404)	51,914,015
Short-term investments (cost $47,576,582)	47,576,582
Securities lending collateral (cost $58,449,275)	58,449,275	$1,102,969,988
Cash		497,792
Dividends and interest receivables		866,493
Prepaid pension cost		1,124,675
Prepaid expenses and other assets		2,195,178
Total Assets		1,107,654,126

Liabilities
Open written option contracts at value (proceeds $201,710)		62,390
Obligations to return securities lending collateral		58,449,275
Accrued pension liabilities		2,829,400
Accrued expenses and other liabilities		1,285,722
Total Liabilities		62,626,787
Net Assets		$1,045,027,339

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 87,415,193 shares (includes 92,565 restricted shares, 15,000 nonvested or deferred restricted stock units, and 10,671 deferred stock units) (note 6)		$87,415
Additional capital surplus		956,751,766
Accumulated other comprehensive income (note 5)		(2,207,127)
Undistributed net investment income		307,611
Undistributed net realized gain on investments		(4,620,310)
Unrealized appreciation on investments		94,707,984
Net Assets Applicable to Common Stock		$1,045,027,339
Net Asset Value Per Share of Common Stock		$11.95

*See schedule of investments on pages 14 through 16.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment Income
Income:
Dividends:
From unaffiliated issuers	$17,659,632
From non-controlled affiliate	1,115,254
Interest and other income	836,674
Total income	19,611,560
Expenses:
Investment research	3,683,826
Administration and operations	2,266,497
Directors’ fees	359,521
Transfer agent, registrar, and custodian	321,145
Reports and stockholder communications	295,753
Investment data services	246,594
Travel, training, and other office expenses	235,638
Occupancy	174,690
Auditing and accounting services	134,198
Insurance	115,267
Legal services	16,022
Other	163,132
Total expenses	8,012,283
Net Investment Income	11,599,277
Change in Accumulated Other Comprehensive Income (note 5)	3,828,668

Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	15,695,548
Net realized gain distributed by regulated investment company (non-controlled affiliate)	1,946,229
Net realized gain on written option contracts	1,367,164
Change in unrealized appreciation on investments	206,636,605
Change in unrealized appreciation on written option contracts	53,203
Net Gain on Investments	225,698,749
Change in Net Assets Resulting from Operations	$241,126,694

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	Dec. 31, 2009	Dec. 31, 2008
From Operations:
Net investment income	$11,599,277	$21,085,039
Net realized gain on investments	19,008,941	32,965,241
Change in unrealized appreciation on investments	206,689,808	(522,436,794)
Change in accumulated other comprehensive income (note 5)	3,828,668	(4,055,632)
Change in net assets resulting from operations	241,126,694	(472,442,146)

Distributions to Stockholders From:
Net investment income	(12,986,945)	(22,378,500)
Net realized gain from investment transactions	(25,863,942)	(32,528,278)
Decrease in net assets from distributions	(38,850,887)	(54,906,778)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 4)	13,254,222	17,225,925
Cost of shares purchased (note 4)	(10,811,722)	(28,955,931)
Deferred compensation (notes 4, 6)	296,889	611,546
Change in net assets from capital share transactions	2,739,389	(11,118,460)
Total Change in Net Assets	205,015,196	(538,467,384)

Net Assets:
Beginning of year	840,012,143	1,378,479,527
End of year (including undistributed net investment income of $307,611 and $1,754,228, respectively)	$1,045,027,339	$840,012,143

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Adams Express Company (the “Company”) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management and the evaluation of subsequent events through February 12, 2010, the issuance date of the financial statements. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies — Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income — Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to stockholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

Security Valuation — The Company’s investments are reported at fair value as defined under accounting principles generally accepted in the United States of America. Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

Various inputs are used to determine the fair value of the Company’s investments. These inputs are summarized in the following three levels:

•	Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
•	Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
•	Level 3 — fair value is determined using the Company’s own assumptions, developed based on the best information available in the circumstances.

The Company’s investments at December 31, 2009 were classified as follows:

	Common stocks and convertible securities	Mutual funds	Written options
Level 1	$996,944,131	$106,025,857	$(62,390)
Level 2	—	—	—
Level 3	—	—	—
Total	$996,944,131	$106,025,857	$(62,390)

2. Federal Income Taxes

No federal income tax provision is required since the Company’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to its stockholders. Additionally, management has analyzed and concluded that tax positions included in federal income tax returns from the previous three years that remain subject to examination do not require any provision. Any income tax-related interest or penalties would be recognized as income tax expense. As of December 31, 2009, the identified cost of securities for federal income tax purposes was $1,015,160,030, and net unrealized appreciation aggregated $87,809,958, consisting of gross unrealized appreciation of $217,726,603 and gross unrealized depreciation of $(129,916,645).

Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Such differences are primarily related to the Company’s retirement plans, equity-based compensation, and loss deferrals

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for wash sales. Differences that are permanent, while not material for the year ended December 31, 2009, are reclassified in the capital accounts of the Company’s financial statements and have no impact on net assets. For tax purposes, distributions paid by the Company during the years ended December 31, 2009 and December 31, 2008, were classified as ordinary income of $17,275,467 and $23,253,237, respectively, and as long-term capital gain of $21,537,598 and $31,653,541, respectively. The tax basis of distributable earnings at December 31, 2009 was $2,254,247 of undistributed ordinary income and $709,304 of undistributed long-term capital gain.

3. Investment Transactions

The Company’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff. Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2009 were $159,394,915 and $125,470,807, respectively.

The Company is subject to changes in the value of equity securities held (“equity price risk”) in the normal course of pursuing its investment objectives. The Company may purchase and write option contracts to increase or decrease its equity price risk exposure or may write option contracts to generate additional income. Option contracts generally entail risks associated with counterparty credit, illiquidity, and unfavorable equity price movements. The Company has mitigated counterparty credit and illiquidity risks by trading its options through an exchange. The risk of unfavorable equity price movements is limited for purchased options to the premium paid and for written options by writing only covered call or collateralized put option contracts, which require the Company to segregate certain securities or cash at its custodian when the option is written. A schedule of outstanding option contracts as of December 31, 2009 can be found on page 17.

When the Company writes (purchases) an option, an amount equal to the premium received (paid) by the Company is recorded as a liability (asset) and is subsequently marked to market daily in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Premiums received (paid) from unexercised options are treated as realized gains (losses) on the expiration date. Upon the exercise of written put (purchased call) option contracts, premiums received (paid) are deducted from (added to) the cost basis of the underlying securities purchased. Upon the exercise of written call (purchased put) option contracts, premiums received (paid) are added to (deducted from) the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss.

Transactions in written covered call and collateralized put options during the year ended December 31, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2008	200	$22,650	732	$94,717
Options written	4,096	527,721	11,266	1,237,756
Options terminated in closing purchase transactions	(100)	(13,225)	(350)	(49,125)
Options expired	(2,546)	(273,445)	(10,050)	(1,060,619)
Options exercised	(1,004)	(170,871)	(1,050)	(113,849)
Options outstanding, December 31, 2009	646	$92,830	548	$108,880

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 28, 2009, the Company issued 1,346,031 shares of its Common Stock at a price of $9.84 per share (the average market price on December 9, 2009) to stockholders of record November 20, 2009 who elected to take stock in payment of the distribution from 2009 capital gain and investment income. During 2009, 1,126 shares were issued at a weighted average price of $8.22 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2008, the Company issued 2,149,685 shares of its Common Stock at a price of $8.01 per share (the average market price on December 8, 2008) to stockholders of record November 21, 2008 who elected to take stock in payment of the distribution from 2008 capital gain and investment income. During 2008, 898 shares were issued at a weighted average price of $10.31 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2009 and 2008 were as follows:

	Shares		Amount
	2009	2008	2009	2008
Shares issued in payment of distributions	1,347,157	2,150,583	$13,254,222	$17,225,925
Shares purchased (at a weighted average discount from net asset value of 15.6% and 14.8%, respectively)	(1,369,749)	(2,457,547)	(10,811,722)	(28,955,931)
Net activity under the 2005 Equity Incentive Compensation Plan	31,342	44,560	296,889	611,546
Net change	8,750	(262,404)	$2,739,389	$(11,118,460)

5. Retirement Plans

The Company’s non-contributory qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Both plans were frozen as of October 1, 2009. Benefits are based on length of service and compensation during the last five years of employment through September 30, 2009, with no additional benefits being accrued beyond that date.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur and are subsequently amortized into net periodic pension cost.

The Company’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made contributions of $476,547 to the plans in 2009 and anticipates making contributions of approximately $500,000 in 2010.

The Company uses a December 31 measurement date for its plans. Details in aggregate for both plans were as follows:

	2009	2008
Change in benefit obligation
Benefit obligation at beginning of year	$12,152,014	$10,630,813
Service cost	221,890	345,420
Interest cost	539,345	459,209
Actuarial loss	267,255	784,450
Plan changes	—	89,030
Benefits paid	(201,855)	(156,908)
Effect of settlement	(2,701,978)	—
Effect of curtailment	(1,451,984)	—
Benefit obligation at end of year	$8,824,687	$12,152,014

Change in plan assets
Fair value of plan assets at beginning of year	$8,122,563	$11,003,091
Actual return on plan assets	1,424,685	(2,723,620)
Employer contributions	476,547	—
Benefits paid	(201,855)	(156,908)
Settlement	(2,701,978)	—
Fair value of plan assets at end of year	$7,119,962	$8,122,563
Funded status	$(1,704,725)	$(4,029,451)

The accumulated benefit obligation for all defined benefit pension plans was $8,824,687 and $10,812,861 at December 31, 2009 and 2008, respectively.

The primary investment objectives of the Company’s pension plan assets are to provide capital appreciation, income, and preservation of capital. The plans’ objectives are achieved through a diversified portfolio including common stock of the Company and pooled separate accounts (“PSA”). PSAs are made up of a wide variety of underlying investments in equity and fixed income securities. The Company’s targeted asset allocation is to maintain approximately 60% of plan assets invested in fixed income securities and approximately 40% of plan assets invested in equity securities. The investment in the Company’s common stock represented 8.8% of plan assets at December 31, 2009.

The net asset value of a PSA is based on the fair value of its underlying investments. The fair value of the plan assets is determined using various inputs, summarized into the three levels described in footnote 1. The plan assets at December 31, 2009 were classified as follows:

	Equity PSAs	Fixed Income PSAs	Regulated Investment Companies
Level 1	$—	$—	$627,047
Level 2	2,671,154	3,821,761	—
Level 3	—	—	—
Total	$2,671,154	$3,821,761	$627,047

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Items recognized in accumulated other comprehensive income were:

	2009	2008
Prior service cost	$—	$(234,938)
Net loss	(2,207,127)	(5,800,857)
Accumulated other comprehensive income	$(2,207,127)	$(6,035,795)

Items impacting the Company’s earnings were:

	2009	2008
Components of net periodic pension cost
Service cost	$221,890	$345,420
Interest cost	539,345	459,209
Expected return on plan assets	(456,596)	(691,794)
Prior service cost component	78,424	95,860
Net loss component	390,050	137,401
Effect of settlement (non-recurring)	1,299,139	—
Effect of curtailment (non-recurring)	(91,763)	—
Net periodic pension cost	$1,980,489	$346,096

	2009	2008
Changes recognized in accumulated other comprehensive income
Net gain/(loss)	$700,834	$(4,199,863)
Prior service cost	—	(89,030)
Amortization of net loss	390,050	137,401
Amortization of prior service cost	78,424	95,860
Effect of settlement (non-recurring)	1,299,139	—
Effect of curtailment (non-recurring)	1,360,221	—
Change in accumulated other comprehensive income	$3,828,668	$(4,055,632)

In 2010, the Company estimates that $209,845 of net losses will be amortized from accumulated other comprehensive income into net periodic pension cost.

Assumptions used to determine benefit obligations were:

	2009	2008
Discount rate	5.91%	6.32%
Rate of compensation increase	7.00%	7.00%

The assumptions used to determine net periodic pension cost were:

	2009	2008
Discount rate	6.25%	6.00%
Expected long-term return on plan assets	7.25%	7.25%
Rate of compensation increase	7.00%	7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The following benefit payments are eligible to be paid in the years indicated:

Pension Benefits
2010	$3,880,000
2011	263,000
2012	243,300
2013	233,900
2014	757,400
Years 2015-2019	2,142,000

The Company also sponsors qualified and nonqualified defined contribution plans. The Company expensed contributions to the plans in the amount of $213,375 for the year ended December 31, 2009. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 (“1985 Plan”) has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2009, and changes during the year then ended, is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2008	122,396	$11.05	2.80
Exercised	(26,139)	7.99	—
Expired	(36,059)	12.20	—
Outstanding at December 31, 2009	60,198	$11.37	1.79
Exercisable at December 31, 2009	43,965	$10.88	2.02

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The options outstanding as of December 31, 2009 are set forth below:

Exercise price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$9.00-$10.74	39,744	$9.55	2.40
$10.75-$12.49	—	—	—
$12.50-$14.24	—	—	—
$14.25-$16.00	20,454	14.90	0.60
Outstanding at December 31, 2009	60,198	$11.37	1.79

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the year ended December 31, 2009 was $24,741.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at December 31, 2009 is 3,224,102 shares.

A summary of the status of the Company’s awards granted under the 2005 Plan as of December 31, 2009, and changes during the year then ended, is presented below:

Awards	Shares/Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2008	129,694	$13.15
Granted:
Restricted stock	48,595	8.21
Restricted stock units	6,750	7.26
Deferred stock units	2,404	8.53
Vested & issued	(59,730)	12.59
Forfeited	(9,477)	11.80
Balance at December 31, 2009 (includes 89,517 performance-based awards and 28,719 nonperformance-based awards)	118,236	$11.08

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the year ended December 31, 2009 were $358,711. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2009 were $54,771. As of December 31, 2009, there were total unrecognized compensation costs of $374,129, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.62 years. The total fair value of shares and units vested during the year ended December 31, 2009 was $481,078.

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2009 to officers and directors amounted to $2,688,652, of which $331,515 was paid to directors who were not officers. These amounts represent the taxable income to the Company’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2009, the Company had securities on loan of $56,706,617 and held cash collateral of $58,449,275. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. Operating Lease Commitment

The Company leases office space and equipment under operating lease agreements expiring at various dates through the year 2016. Petroleum & Resources Corporation, the Company’s non-controlled affiliate, shares in the rental payments, based on a predetermined cost sharing methodology. The Company recognized rental expense of $142,849 in 2009, and its estimated portion of the minimum rental commitments are as follows:

2010	$145,642
2011	146,231
2012	144,787
2013	144,847
2014	144,963
2015 and 2016	222,525
Total	$948,995

FINANCIAL HIGHLIGHTS

	Year Ended December 31
	2009		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of year	$9.61		$15.72	$15.86	$14.71	$15.04
Net investment income	0.13		0.25	0.30*	0.23	0.22
Net realized gains and increase (decrease) in unrealized appreciation	2.64		(5.68)	0.61	1.86	0.32
Change in accumulated other comprehensive income	0.04		(0.05)	0.00	(0.02)	—
Total from investment operations	2.81		(5.48)	0.91	2.07	0.54
Less distributions
Dividends from net investment income	(0.15)		(0.26)	(0.32)	(0.23)	(0.22)
Distributions from net realized gains	(0.30)		(0.38)	(0.71)	(0.67)	(0.64)
Total distributions	(0.45)		(0.64)	(1.03)	(0.90)	(0.86)
Capital share repurchases	0.02		0.05	0.04	0.04	0.05
Reinvestment of distributions	(0.04)		(0.04)	(0.06)	(0.06)	(0.06)
Total capital share transactions	(0.02)		0.01	(0.02)	(0.02)	(0.01)
Net asset value, end of year	$11.95		$9.61	$15.72	$15.86	$14.71
Market price, end of year	$10.10		$8.03	$14.12	$13.87	$12.55

Total Investment Return
Based on market price	32.1%		(38.9)%	9.4%	17.9%	2.2%
Based on net asset value	30.6%		(34.4)%	6.5%	15.0%	4.5%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,045,027		$840,012	$1,378,480	$1,377,418	$1,266,729
Ratio of expenses to average net assets	0.90%	†	0.48%	0.44%	0.50%	0.45%
Ratio of net investment income to average net assets	1.30%	†	1.82%	1.82%	1.50%	1.44%
Portfolio turnover	15.05%		18.09%	10.46%	10.87%	12.96%
Number of shares outstanding at end of year (in 000’s)	87,415		87,406	87,669	86,838	86,100

*	In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
†	For 2009, the ratios of expenses and net investment income to average net assets were 0.76% and 1.44%, respectively, after adjusting for non-recurring pension expenses as described in footnote 5.

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value (A)
Common Stocks and Convertible Securities — 95.4%
Consumer — 21.4%
Consumer Discretionary — 7.0%
Lowe’s Companies, Inc.	600,000	$14,034,000
McDonald’s Corp.	250,000	15,610,000
Newell Rubbermaid Inc. (B)	400,000	6,004,000
Ryland Group Inc. (B)	343,500	6,766,950
Target Corp.	320,000	15,478,400
Walt Disney Co.	480,000	15,480,000

		73,373,350

Consumer Staples — 14.4%
Avon Products, Inc.	324,600	10,224,900
Bunge Ltd. (B)	160,000	10,212,800
Coca-Cola Co.	250,000	14,250,000
CVS/Caremark Corp.	285,000	9,179,850
Dean Foods Co. (C)	425,000	7,667,000
Del Monte Foods Co.	1,000,000	11,340,000
Hansen Natural Corp. (C)	260,000	9,984,000
Mead Johnson Nutrition Co.	117,383	5,129,649
PepsiCo, Inc. (G)	360,000	21,888,000
Procter & Gamble Co.	315,000	19,098,450
Safeway, Inc.	390,000	8,303,100
Unilever plc ADR	721,300	23,009,470

		150,287,219

Energy — 12.2%
Chevron Corp.	200,000	15,398,000
ConocoPhillips	100,000	5,107,000
CONSOL Energy Inc. (F)	200,000	9,960,000
Exxon Mobil Corp. (G)	215,000	14,660,850
Halliburton Co.	300,000	9,027,000
Petroleum & Resources Corporation (D)	2,186,774	51,914,015
Spectra Energy Corp.	405,780	8,322,548
Transocean Inc. (C)	160,000	13,248,000

		127,637,413

Financial — 12.7%
Banking — 11.2%
Bank of America Corp.	1,135,000	17,093,100
Bank of America Corp. Common Equivalent Securities	50,000	746,000
Bank of New York Mellon Corp.	403,775	11,293,587
Capital One Financial Corp. (B)	210,000	8,051,400
JPMorgan Chase & Co.	450,000	18,751,500
Morgan Stanley Co.	300,000	8,880,000
PNC Financial Services Group Inc. (B)	270,000	14,253,300
State Street Corp. (B)	230,000	10,014,200
Visa Inc. (B)	190,000	16,617,400
Wells Fargo & Co.	425,000	11,470,750

		117,171,237

Insurance — 1.5%
Prudential Financial Inc.	310,000	15,425,600

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2009

	Shares	Value (A)
Health Care — 12.3%
Abbott Laboratories	320,000	$17,276,800
Bristol-Myers Squibb Co. (B)	159,061	4,016,290
Gilead Sciences Inc. (C)	200,000	8,656,000
Hospira Inc. (C)	225,000	11,475,000
Johnson & Johnson	255,000	16,424,550
Medtronic, Inc.	350,000	15,393,000
Pfizer Inc.	1,015,125	18,465,124
Senomyx, Inc. (C)	1,284,400	4,842,188
Teva Pharmaceutical Industries Ltd. ADR	330,000	18,539,400
UnitedHealth Group Inc. (C)	140,000	4,267,200
Zimmer Holdings, Inc. (C)	150,000	8,866,500

		128,222,052

Industrials — 14.2%
Cintas Corp.	300,000	7,815,000
Curtiss-Wright Corp.	360,000	11,275,200
Emerson Electric Co.	300,000	12,780,000
General Electric Co.	1,488,000	22,513,440
Harsco Corp.	310,000	9,991,300
Illinois Tool Works Inc.	250,000	11,997,500
Masco Corp.	450,000	6,214,500
Oshkosh Corp. (F)	380,000	14,071,400
Spirit AeroSystems Holdings, Inc. (B) (C)	720,000	14,299,200
Tata Motors Ltd. ADR	1,000,000	16,860,000
United Technologies Corp.	300,000	20,823,000

		148,640,540

Information Technology — 16.2%
Computer Related — 12.3%
Apple Inc. (C)	75,000	15,814,500
Automatic Data Processing Inc.	300,000	12,846,000
Cisco Systems, Inc. (C)	850,000	20,349,000
Dell Inc. (C)	285,000	4,092,600
Google Inc. (C)	20,000	12,399,600
Microsoft Corp.	1,180,000	35,978,200
Oracle Corp.	1,100,000	26,994,000

		128,473,900

Electronics — 3.9%
Broadcom Corp. (C)	400,000	12,580,000
Intel Corp.	840,000	17,136,000
QUALCOMM Inc.	250,000	11,565,000

		41,281,000

Materials — 1.5%
Cliffs Natural Resources Inc.	26,400	1,216,776
Freeport-McMoRan Copper & Gold Inc.	110,000	8,831,900
Potash Corporation of Saskatchewan Inc. (F)	54,000	5,859,000

		15,907,676

SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2009

	Shares	Value (A)
Telecom Services — 1.1%
AT&T Corp.	400,000	$11,212,000

Utilities — 3.8%
MDU Resources Group, Inc.	562,500	13,275,000
Northeast Utilities	350,000	9,026,500
Northwest Natural Gas Co.	200,000	9,008,000
WGL Holdings, Inc.	238,600	8,002,644

		39,312,144

Total Common Stocks and Convertible Securities (Cost $902,375,467)		996,944,131

Short-Term Investments — 4.5%
Money Market Funds — 4.5%
Fidelity Institutional Money Market – Government Portfolio, 0.02% (E)	5,900,153	5,900,153
Fidelity Institutional Money Market – Treasury Only Portfolio, 0.01% (E)	2,704	2,704
Fidelity Institutional Money Market – Treasury Portfolio, 0.01% (E)	4,496	4,496
RBC U.S. Government Money Market (Institutional Class I), 0.09% (E)	20,000,343	20,000,343
Vanguard Admiral Treasury Money Market, 0.01% (E)	1,093	1,093
Vanguard Federal Money Market, 0.02% (E)	1,635,452	1,635,452
Western Asset Institutional Government Money Market (Class I), 0.10% (E)	20,032,341	20,032,341

		47,576,582

Total Short-Term Investments (Cost $47,576,582)		47,576,582

Total Securities Lending Collateral — 5.6% (Cost $58,449,275)
Money Market Funds — 5.6%
Invesco Aim Short-Term Investment Trust – Liquid Assets Portfolio (Institutional Class), 0.18% (E)	58,449,275	58,449,275

Total Investments — 105.5% (Cost $1,008,401,324)		1,102,969,988
Cash, receivables, prepaid expenses and other assets, less liabilities — (5.5)%		(57,942,649)

Net Assets — 100.0%		$1,045,027,339

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B)	A portion of shares held are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $3,933,998.
(G)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $3,133,200.

SCHEDULE OF OUTSTANDING WRITTEN OPTION CONTRACTS

December 31, 2009

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date	Value

COVERED CALLS
200	CONSOL Energy Inc.	$ 55	Jan 10	$(5,000)
100	Oshkosh Corp.	45	Jan 10	(1,000)
166	Oshkosh Corp.	55	Apr 10	(5,810)
120	Potash Corporation of Saskatchewan Inc.	140	Jan 10	(1,200)
60	Potash Corporation of Saskatchewan Inc.	150	Mar 10	(3,180)

646				(16,190)

COLLATERALIZED PUTS
88	Cliffs Natural Resources Inc.	39	Jan 10	(1,760)
100	Freeport-McMoRan Copper & Gold lnc.	65	Jan 10	(1,100)
100	Freeport-McMoRan Copper & Gold lnc.	70	Feb 10	(14,400)
100	Freeport-McMoRan Copper & Gold lnc.	75	Feb 10	(27,200)
100	Oshkosh Corp.	30	Jan 10	(1,500)
60	Potash Corporation of Saskatchewan Inc.	65	Jan 10	(240)

548				(46,200)

				$(62,390)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the “Company”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 12, 2010

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended December 31, 2009

(unaudited)

	Shares
	Additions		Reductions		Held Dec. 31, 2009
Bank of America Corp.	40,000				1,135,000
Bank of America Corp. Common Equivalent Securities	50,000				50,000
Chevron Corp.	50,000				200,000
Cliffs Natural Resources Inc.	26,400				26,400
Freeport-McMoRan Copper & Gold Inc.	110,000				110,000
JPMorgan Chase & Co.	25,000				450,000
Mead Johnson Nutrition Co.	117,383	(1)			117,383
Morgan Stanley	300,000				300,000
Oshkosh Corp.	30,000				380,000
Pfizer Inc.	320,125	(2)	300,000		1,015,125
Potash Corporation of Saskatchewan Inc.	54,000				54,000
QUALCOMM Inc.	10,000				250,000
Senomyx, Inc.	283,372				1,284,400
Spectra Energy Corp.	100,000				405,780
UnitedHealth Group Inc.	40,000				140,000
Avon Products, Inc.			10,400		324,600
Bristol-Myers Squibb Co.			185,939	(1)	159,061
Capital One Financial Corp.			105,000		210,000
Coca-Cola Co.			10,000		250,000
ConocoPhillips			50,000		100,000
Corning Inc.			350,000		—
Dell Inc.			300,000		285,000
du Pont (E.I.) de Nemours and Co.			460,000		—
Hospira Inc.			60,000		225,000
Unilever plc ADR			78,700		721,300
Wyeth Co.			325,000	(2)	—

(1)	Received .6313 share in exchange for each share of Bristol-Myers Squibb Co. tendered.
(2)	Received .985 share and $33.00 for each share of Wyeth Co. tendered.

THE ADAMS EXPRESS COMPANY

(unaudited)

Calendar year- end	Market value of original shares	Cumulative market value of capital gains distributions taken in shares	Cumulative market value of income dividends taken in shares	Total market value	Total net asset value
1995	$11,777	$745	$348	$12,870	$14,864
1996	12,576	1,656	741	14,973	17,968
1997	15,402	3,203	1,311	19,916	23,479
1998	16,954	4,955	1,831	23,740	29,010
1999	21,372	8,212	2,707	32,291	38,748
2000	20,059	9,966	2,814	32,839	37,092
2001	13,583	8,911	2,242	24,736	27,918
2002	10,096	7,590	1,943	19,629	22,507
2003	11,854	10,097	2,611	24,562	28,421
2004	12,532	11,967	3,286	27,785	31,851
2005	11,987	12,799	3,591	28,377	33,261
2006	13,248	15,645	4,550	33,443	38,242
2007	13,487	17,678	5,398	36,563	40,705
2008	7,670	11,031	3,623	22,324	26,717
2009	9,647	14,815	5,009	29,472	34,870

Illustration of an assumed

15 year investment of $10,000

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1995–2009. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

HISTORICAL FINANCIAL STATISTICS

(unaudited)

Dec. 31	Value Of Net Assets	Shares Outstanding*	Net Asset Value Per Share*	Market Value Per Share*	Dividends From Investment Income Per Share*	Distributions From Net Realized Gains Per Share*	Total Dividends and Distributions Per Share*	Annual Rate of Distribution**
1995	$986,230,914	69,248,276	$14.24	$12.33	$.35	$.76	$1.11	9.53%
1996	1,138,760,396	72,054,792	15.80	13.17	.35	.80	1.15	8.95
1997	1,424,170,425	74,923,859	19.01	16.13	.29	1.01	1.30	8.65
1998	1,688,080,336	77,814,977	21.69	17.75	.30	1.10	1.40	8.17
1999	2,170,801,875	80,842,241	26.85	22.38	.26	1.37	1.63	8.53
2000	1,951,562,978	82,292,262	23.72	21.00	.22	1.63	1.85	7.76
2001	1,368,366,316	85,233,262	16.05	14.22	.26	1.39	1.65	9.44
2002	1,024,810,092	84,536,250	12.12	10.57	.19	.57	.76	6.14
2003	1,218,862,456	84,886,412	14.36	12.41	.17	.61	.78	6.80
2004	1,295,548,900	86,135,292	15.04	13.12	.24	.66	.90	7.05
2005	1,266,728,652	86,099,607	14.71	12.55	.22	.64	.86	6.65
2006	1,377,418,310	86,838,223	15.86	13.87	.23	.67	.90	6.80
2007	1,378,479,527	87,668,847	15.72	14.12	.32	.71	1.03	7.15
2008	840,012,143	87,406,443	9.61	8.03	.26	.38	.64	5.61
2009	1,045,027,339	87,415,193	11.95	10.10	.15	.30	.45	5.16

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.
**	The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company’s Common Stock.

This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

OTHER INFORMATION

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com, under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Annual Certification

The Company’s CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 are available (i) without charge, upon request, by calling the Company’s toll free number at (800) 638-2479; (ii) on the Company’s website by clicking on “About Adams Express” and “Corporate Information” headings on the website; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company’s periodic filings with the Securities and Exchange Commission.

Privacy Policy

In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

BOARD OF DIRECTORS

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors

Enrique R. Arzac, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 68	Director	One Year	Since 1983	Professor of Finance and Economics, formerly, Vice Dean of Academic Affairs of the Graduate School of Business, Columbia University.	Two	Director of Petroleum & Resources Corporation (investment company), Aberdeen Asset Management Funds (5 funds) (investment companies), Credit Suisse Asset Management Funds (13 funds) (investment companies), Epoch Holdings Corporation (asset management), and Starcomms Plc (telecommunications).
Phyllis O. Bonanno 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 66	Director	One Year	Since 2003	Retired President & CEO of International Trade Solutions, Inc. (consultants). Formerly, President of Columbia College, Columbia, South Carolina, and Vice President of Warnaco Inc. (apparel).	Two	Director of Petroleum & Resources Corporation (investment company), Borg-Warner Inc. (industrial), Mohawk Industries, Inc. (carpets and flooring).
Kenneth J. Dale 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 53	Director	One Year	Since 2008	Senior Vice President and Chief Financial Officer of The Associated Press.	Two	Director of Petroleum & Resources Corporation (investment company)
Daniel E. Emerson 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 85	Director	One Year	Since 1982	Retired Executive Vice President of NYNEX Corp. (communications), retired Chairman of the Board of both NYNEX Information Resources Co. and NYNEX Mobile Communications Co. Previously Executive Vice President and Director of New York Telephone Company.	Two	Director of Petroleum & Resources Corporation (investment company).
Frederic A. Escherich 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 57	Director	One Year	Since 2006	Private Investor. Formerly, Managing Director and head of Mergers and Acquisitions Research and the Financial Advisory Department with JPMorgan.	Two	Director of Petroleum & Resources Corporation (investment company).
Roger W. Gale, Ph.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director	One Year	Since 2005	President & CEO of GF Energy, LLC (consultants to electric power companies). Formerly, member of management group, PA Consulting Group (energy consultants).	Two	Director of Petroleum & Resources Corporation (investment company), Ormat Technologies, Inc. (geothermal and renewable energy), and U.S. Energy Association.
Thomas H. Lenagh 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 91	Director	One Year	Since 1968	Financial Advisor. Formerly, Chairman of the Board and CEO of Greiner Engineering Inc. (formerly Systems Planning Corp.) (consultants). Formerly, Treasurer and Chief Investment Officer of the Ford Foundation (charitable foundation).	Two	Director of Petroleum & Resources Corporation (investment company), Cornerstone Funds, Inc. (3 funds) (investment companies), and Photonics Product Group, Inc. (crystals).

BOARD OF DIRECTORS (CONTINUED)

Personal Information	Position held with the fund	Term of office	Length of time served	Principal Occupations	Number of portfolios in fund complex overseen by director	Other directorships
Independent Directors (continued)

Kathleen T. McGahran, Ph.D., J.D., C.P.A. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 59	Director	One Year	Since 2003	President & CEO of Pelham Associates, Inc. (executive education), and Adjunct Associate Professor, Tuck School of Business, Dartmouth College. Formerly, Associate Dean and Director of Executive Education and Associate Professor, Columbia University.	Two	Director of Petroleum & Resources Corporation (investment company).
Craig R. Smith, M.D. 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director	One Year	Since 2005	President, Williston Consulting LLC (consultants to pharmaceutical and biotechnology industries), and Chief Operating Officer and Director of Algenol Biofuels Inc. (ethanol manufacturing). Formerly, Chairman, President & CEO of Guilford Pharmaceuticals (pharmaceuticals & biotechnology).	Two	Director of Petroleum & Resources Corporation (investment company), LaJolla Pharmaceutical Company, and Depomed, Inc. (specialty pharmaceuticals).

Interested Director

Douglas G. Ober 7 St. Paul Street, Suite 1140 Baltimore, MD 21202 Age 63	Director, Chairman, President and CEO	One Year	Director Since 1989; Chairman of the Board Since 1991	Chairman, President and CEO of the Company and of Petroleum & Resources Corporation.	Two	Director of Petroleum & Resources Corporation (investment company).

STOCKHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share

Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share

Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share

Deposit of Certificates for safekeeping (waived if sold)	$7.50
Book to Book Transfers	Included
To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Stockholders

For stockholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Company

The Adams Express Company

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Stockholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

THE ADAMS EXPRESS COMPANY

Board Of Directors

Enrique R. Arzac [2,4] Phyllis O. Bonanno [2,4] Kenneth J. Dale [3,4] Daniel E. Emerson [1,3,5] Frederic A. Escherich [2,3]	Roger W. Gale [1,4,5] Thomas H. Lenagh [2,3] Kathleen T. McGahran [1,3,5] Douglas G. Ober [1] Craig R. Smith [1,4,5]

1. Member of Executive Committee 2. Member of Audit Committee 3. Member of Compensation Committee 4. Member of Retirement Benefits Committee 5. Member of Nominating and Governance Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer

David D. Weaver	Executive Vice President

Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary

David R. Schiminger	Vice President — Research

D. Cotton Swindell	Vice President — Research

Brian S. Hook	Treasurer

Christine M. Sloan	Assistant Treasurer

Geraldine H. Paré	Assistant Secretary

Common Stock

Listed on the New York Stock Exchange

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The code of ethics is available on the registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that at least one of the members of the registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the registrant's audit committee whom the Board of Directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph (a)(2) of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the registrant's annual and semi-annual financial statements for 2009 and 2008 were $81,700 and $80,462, respectively.

(b) Audit-Related Fees. There were no audit-related fees in 2009 and 2008.

(c) Tax Fees. The aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the review of registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2009 and 2008 were $14,161 and $12,674, respectively.

(d) All Other Fees. The aggregate fees to PricewaterhouseCoopers LLP, other than for the services referenced above, for 2009 and 2008 were $5,513 and $4,770, respectively, which related to the review of procedures for calculating the amounts to be paid or granted to the registrant's officers in accordance with the the registrant's cash incentive plan and the 2005 Equity Incentive Compensation Plan, review of the registrant's calculations related to those plans, and preparation of a report to the registrant's Compensation Committee; and review of the documentation relating to compliance by the registrant's employees and directors with the requirements of the registrant's Code of Ethics pertaining to personal stock trading, and presentation of a report to the Chief Executive Officer.

(e)	(1)

Audit Committee Pre-Approval Policy. All services to be performed for the registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2009 were pre-approved by the committee.

	(2)	Not applicable.

(f) Not applicable.

(g) The aggregate fees for non-audit professional services rendered by PricewaterhouseCoopers LLP to the registrant for 2009 and 2008 were $19,674 and $17,444, respectively.

(h) The registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Phyllis O. Bonanno, Frederic A. Escherich, and Thomas H. Lenagh.

(b) Not applicable.

Item 6. Investments.

(a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 PROXY VOTING GUIDELINES

The Adams Express Company (Adams) follows long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the recommendation of the portfolio company management's recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to- day operations of the company or concern matters that are more appropriate for global solutions rather than company- specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)

(1) As of the date of this filing, Douglas G. Ober, Chairman, President and Chief Executive Officer, and David W. Weaver, Executive Vice President, comprise the 2 person portfolio management team for the registrant. Mr. Ober has served as portfolio manager for the registrant since 1991 and Mr. Weaver since March 2008. Prior thereto, Mr. Weaver served as Vice President-Research for the registrant from January 2007 to March 2008 and as a research analyst from 2004 to January 2007. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober and Weaver receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

(2) As of the date of this filing, Mr. Ober also serves on the portfolio management team for the registrant's non-controlled affiliate, Petroleum & Resources Corporation (Petroleum), a registered investment company with total net assets of $650,718,323 as of December 31, 2009. Mr. Ober is Chairman, President and Chief Executive Officer of Petroleum. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and the registrant is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio manager's management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

(3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the Executive Vice President. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The registrant's total return on net asset value over each of the two periods is used to determine a base percentage of target, which, for 2009, was then adjusted by performance relative to the S&P 500 Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by stockholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 8, 2009 (previous grants had been made on January 10, 2008, January 11, 2007, and January 12, 2006), which vest three years after grant, but only upon the achievement of specified performance criteria. For the 2009 grants, the target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the registrant's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Fund Average ("Hypothetical Portfolio"). Depending on the level of registrant's outperformance or underperformance of the Hypothetical Portfolio on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and will vest.

(4) Using a valuation date of December 31, 2009, Mr. Ober beneficially owns equity securities in the registrant valued over $1,000,000. Mr. Weaver beneficially owns equity securities in the registrant valued between $100,001 and $500,000.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units Purchased)		Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares (or Units) That May Yet Be Purchased Under the Plans or Programs
	---------------------		---------------------	---------------------		---------------------
January 2009	206,800		$7.64	206,800		3,817,424
February 2009	81,100		$6.87	81,100		3,736,324
March 2009	388,775		$7.08	388,775		3,347,549
April 2009	88,500		$8.05	88,500		3,259,049
May 2009	268,826		$8.35	268,826		2,990,223
June 2009	223,648		$8.49	223,648		2,766,575
July 2009	0		$0.00	0		2,766,575
August 2009	0		$0.00	0		2,766,575
September 2009	63,200		$9.32	63,200		2,703,375
October 2009	0		$0.00	0		2,703,375
November 2009	48,900		$9.71	48,900		2,654,475
December 2009	0		$0.00	0		4,303,442	(2)
	---------------------		---------------------	---------------------
Total	1,369,749	(1)	$7.89	1,369,749	(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a) The Plan was announced on December 11, 2008.

(2.b) The share amount approved in 2008 was 5% of outstanding shares, or 4,275,332 shares, of which 251,108 shares were purchased in December 2008.

(2.c) The Plan was set to expire in December 2009, but was extended by the Board on December 10, 2009, authorizing purchases of up to 5% of the outstanding shares, or 4,303,442 shares, through December 31, 2010.

(2.d) None.

(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	Not applicable. See registrant's response to Item 2 above.
	(2)

Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchases securities: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Adams Express Company

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas G. Ober
Douglas G. Ober
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

Date:	February 12, 2010

By:	/s/ Brian S. Hook
Brian S. Hook
Treasurer
(Principal Financial Officer)

Date:	February 12, 2010